                                                                   Exhibit 10.10

                          AGREEMENT AND PLAN OF MERGER

     This  AGREEMENT AND PLAN OF MERGER (this  "AGREEMENT")  is made and entered into as of April 28, 2005,  between Alliance Towers, Inc., a Florida corporation
("ALLIANCE"),  and Enclaves Group,  Inc., a Delaware  corporation  ("ENCLAVES").
Alliance  and  Enclaves  are  from  time  to  time  herein  referred  to as  the
"CONSTITUENT CORPORATIONS."

                                    RECITALS:

     A.   Alliance is a corporation  duly  organized and existing under the laws of the  State  of  Florida  and,  on the date  hereof,  has  authority  to issue
5,000,000,000  shares of common stock,  $.001 par value per share (the "ALLIANCE
COMMON STOCK"),  all of which are issued and outstanding,  and 10,000,000 shares of preferred  stock,  $.001 par value per share, of which  6,000,000  shares are issued and outstanding.

     B.   Enclaves is a corporation  duly  organized and existing under the laws of the  State of  Delaware  and,  on the date  hereof,  has  authority  to issue
90,000,000  shares of common stock,  $.001 par value per share,  of which 10,000 shares are issued and outstanding and owned by Alliance,  and 10,000,000  shares of preferred  stock,  $.001 par value per share, of which  1,000,000  shares are issued  and  outstanding  and owned by  Alliance  (collectively,  the  "ENCLAVES
CAPITAL STOCK").

     C.   The  Boards  of  Directors  of the  Constituent  Corporations  deem it advisable  and to  the  advantage  of the  Constituent  Corporations  and  their respective  stockholders  that Alliance be merged with and into Enclaves for the purpose of (i) changing the  jurisdiction of  incorporation of Alliance from the
State of Florida to the State of  Delaware,  (ii)  changing the name of Alliance from "Alliance  Towers,  Inc." to "Enclaves Group,  Inc." and (iii) reducing the authorized and outstanding capital stock of Alliance.

     D.   Each of the Constituent  Corporations  has, subject to approval by its stockholders, adopted the Plan of Merger embodied in this Agreement.

                                    AGREEMENT

     In  consideration  of the terms hereof,  the  Constituent  Corporations  do hereby agree to merge on the terms and conditions herein provided, as follows:

                                   ARTICLE I

                                   THE MERGER

     1.1. THE MERGER.  Upon the terms and subject to the conditions  hereof,  on the Effective Date (as hereinafter  defined),  Alliance shall be merged with and into Enclaves in accordance  with the  applicable  laws of the States of Florida and Delaware (the "MERGER"). The separate existence of Alliance shall cease, and
Enclaves shall be the surviving  corporation (the "SURVIVING  CORPORATION")  and shall be governed by the laws of the State of Delaware.

     1.2. EFFECTIVE  DATE. The Merger shall become  effective on the date and at the time of the filing of a Certificate  of Merger,  in  substantially  the form annexed  hereto as Appendix  A-1,  with the  Secretary  of State of the State of
Delaware, and an Articles of Merger, in substantially the form annexed hereto as
Appendix  A-2,  with the  Secretary of State of the State of Florida,  whichever later occurs (the "EFFECTIVE  DATE"), all after satisfaction of the requirements of the applicable laws of such States prerequisites to such filings,  including, without  limitation,  the  approval  of  the  stockholders  of  the  Constituent
Corporations.

     1.3. CERTIFICATE OF  INCORPORATION.  On the Effective Date, the Certificate
of Incorporation of Enclaves,  as in effect  immediately  prior to the Effective
Date,   shall  continue  in  full  force  and  effect  as  the   Certificate  of
Incorporation of the Surviving Corporation.

     1.4. BYLAWS.  On the Effective  Date, the Bylaws of Enclaves,  as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

     1.5. DIRECTORS  AND  OFFICERS.  The  directors  and  officers  of  Enclaves immediately  prior to the Effective  Date shall be the directors and officers of the Surviving  Corporation,  until their successors shall have been duly elected
and  qualified  or  until   otherwise   provided  by  law,  the  Certificate  of
Incorporation  of the  Surviving  Corporation  or the  Bylaws  of the  Surviving
Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

     2.1. ALLIANCE  COMMON  STOCK.  Upon the  Effective  Date,  by virtue of the
Merger and without any action on the part of any holder  thereof,  each share of
Alliance Common Stock outstanding immediately prior thereto shall be changed and converted into  .000068773797 of one fully paid and  nonassessable  share of the common  stock of the  Surviving  Corporation,  $.001 par  value  per share  (the
"SURVIVOR COMMON STOCK"). No fractional shares of Survivor Common Stock shall be issued in the  Merger.  In lieu  thereof,  the shares of Survivor  Common  Stock otherwise  issuable to each holder of Alliance  Common Stock  hereunder shall be rounded up or down to the nearest whole share of Survivor Common Stock.

     2.2. ALLIANCE SERIES A PREFERRED STOCK.  Upon the Effective Date, by virtue of the Merger and  without  any action on the part of any holder  thereof,  each share of Alliance  Series A  Convertible  Preferred  Stock,  $.001 par value per share, outstanding immediately prior thereto shall be changed and converted into one fully paid and  nonassessable  share of the Series B  Convertible  Preferred
Stock of the  Surviving  Corporation,  $.001 par value per share (the  "SURVIVOR
SERIES B PREFERRED STOCK").

     2.3. ALLIANCE SERIES B PREFERRED STOCK.  Upon the Effective Date, by virtue of the Merger and  without  any action on the part of any holder  thereof,  each share of Alliance  Series B  Convertible  Preferred  Stock,  $.001 par value per share, outstanding immediately prior thereto shall be changed and converted into one fully paid and  nonassessable  share of the Series A  Convertible  Preferred
Stock of the  Surviving  Corporation,  $.001 par value per share (the  "SURVIVOR

                                       2

SERIES A PREFERRED  STOCK" and together  with the Survivor  Common Stock and the
Survivor Series A Preferred Stock, the "SURVIVOR STOCK").

     2.4. ENCLAVES  CAPITAL  STOCK.  Upon the  Effective  Date, by virtue of the
Merger and without any action on the part of the holder  thereof,  each share of
Enclaves Capital Stock outstanding  immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     2.5. EXCHANGE OF CERTIFICATES.  Each person who becomes entitled to receive
Survivor  Stock by virtue of the Merger  shall be entitled  to receive  from the
Surviving  Corporation,  as promptly as practicable  after the Effective Time, a certificate or certificates  representing the number of shares of Survivor Stock to which such person is entitled as provided herein.

                                  ARTICLE III

                                EFFECT OF MERGER

     3.1. RIGHTS,  PRIVILEGES,  ETC. On the  Effective  Date of the Merger,  the
Surviving Corporation, without further act, deed or other transfer, shall retain or  succeed  to, as the case may be,  and  possess  and be  vested  with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private  nature,  of Alliance and  Enclaves;  all property of every description and every interest  therein,  and all debts and other obligations of or  belonging  to or due to each of Alliance  and  Enclaves on whatever  account shall  thereafter  be taken and deemed to be held by or  transferred  to, as the case may be, or invested in the  Surviving  Corporation  without  further act or deed;  title to any real estate,  or any interest  therein vested in Alliance or
Enclaves,  shall not revert or in any way be  impaired  by reason of the Merger;
and all of the rights of creditors  of Alliance and Enclaves  shall be preserved unimpaired,  and all liens upon the  property of  Alliance or Enclaves  shall be preserved unimpaired, and all debts, liabilities,  obligations and duties of the respective  corporations shall thenceforth remain with or be attached to, as the case may be, the  Surviving  Corporation  and may be enforced  against it to the same extent as if all of said  debts,  liabilities,  obligations  and duties had been incurred or contracted by it.

     3.2. FURTHER  ASSURANCES.  From time to time,  as and when  required by the
Surviving Corporation or by its successors and assigns,  there shall be executed and delivered on behalf of Alliance such deeds and other instruments,  and there shall be taken or caused to be taken by it such  further  and other  action,  as shall be  appropriate  or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving  Corporation the title to and possession of all the property, interest, assets, rights, privileges,  immunities,  powers, franchises  and authority of Alliance and otherwise to carry out the purposes of this Agreement,  and the officers and directors of the Surviving Corporation are fully  authorized in the name and on behalf of Alliance or otherwise to take any and all such  action and to execute and deliver any and all such deeds and other instruments.

                                       3

                                   ARTICLE IV

                                     GENERAL

     4.1. ABANDONMENT. At any time before the Effective Date, this Agreement may be terminated  and the Merger may be abandoned for any reason  whatsoever by the
Board of Directors of either Alliance or Enclaves or both,  notwithstanding  the approval of this Agreement by the stockholders of Alliance or Enclaves.

     4.2. AMENDMENT. At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors  of either  Alliance or Enclaves or both; PROVIDED, HOWEVER, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not alter or change any of the terms and  conditions of this  Agreement if such alteration or change would adversely  affect the rights of the stockholders of such Constituent Corporation.

     4.3. GOVERNING LAW. This  Agreement  shall be governed by and construed and enforced in  accordance  with the laws of the State of  Delaware  and, so far as applicable, the merger provisions of the Florida Business Corporation Act.

     4.4. COUNTERPARTS.  In order to facilitate the filing and recording of this
Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

                            [Signature Page Follows]

                                       4

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

     IN WITNESS  WHEREOF,  the parties  hereto have entered into and signed this
Agreement as of the date and year first written above.

                                          ALLIANCE TOWERS, INC.
                                          (a Florida corporation)

                                          By: /s/ Daniel G. Hayes
                                              ---------------------------------
                                              Name:  Daniel G. Hayes
                                              Title: CEO & President

                                          ENCLAVES GROUP, INC.
                                          (a Delaware corporation)

                                          By: /s/ Daniel G. Hayes
                                              ----------------------------------
                                              Name:  Daniel G. Hayes
                                              Title: CEO & President

                                  APPENDIX A-1

                              CERTIFICATE OF MERGER

                                     MERGING

                              ALLIANCE TOWERS, INC.
                             (a Florida corporation)

                                      INTO

                              ENCLAVES GROUP, INC.
                            (a Delaware corporation)

                         Pursuant to Section 252 of the
                        Delaware General Corporation Law

         The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,  DOES HEREBY CERTIFY as
follows:

         (1) The name  and  state of  incorporation  of each of the  constituent corporations  are Enclaves  Group,  Inc., a Delaware  corporation,  and Alliance
Towers, Inc., a Florida corporation;

         (2) An  agreement  of merger  has been  approved,  adopted,  certified, executed and acknowledged by each of the constituent  corporations in accordance with Section 252 of the Delaware General Corporation Law;

         (3) The name of the surviving corporation is Enclaves Group, Inc.;

         (4) The surviving corporation, Enclaves Group, Inc., will be a Delaware corporation  and its  Certificate of  Incorporation  as currently filed with the
Secretary  of  State of the  State  of  Delaware  shall  be the  Certificate  of
Incorporation of the surviving corporation;

         (5) The executed  agreement of merger is on file at the principal place of business of the surviving  corporation,  One Odell Plaza,  Yonkers,  New York
10701;

         (6) A copy  of  the  agreement  of  merger  will  be  furnished  by the surviving  corporation,  on request and without cost, to any current stockholder of either constituent corporation;

         (7) The authorized  capital stock of Alliance  Towers,  Inc., a Florida corporation,  consists of 5,000,000,000  shares of common stock,  $.01 par value per share (the "ALLIANCE  COMMON  STOCK"),  and  10,000,000  shares of preferred stock, $.01 par value per share; and

         (8) This  certificate  shall become effective at 5:00 p.m. eastern time on the date it is filed.

                            [Signature Page Follows]

               [SIGNATURE PAGE TO DELAWARE CERTIFICATE OF MERGER]

         IN WITNESS WHEREOF, Enclaves Group, Inc. has caused this Certificate of
Merger to be executed by its duly authorized officer this ___ day of May, 2005.

                                          ENCLAVES GROUP, INC.
                                          (a Delaware corporation)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                  APPENDIX A-2

                               ARTICLES OF MERGER

                                 (See Attached)